VKSC                                    For additional information contact:
                                        G.S. Donovan (630) 789-4900




                       VISKASE COMPANIES, INC. ANNOUNCES
                      THIRD QUARTER 2005 FINANCIAL RESULTS
                                  CONFERENCE CALL

WILLOWBROOK, ILLINOIS, November 14, 2005 - Viskase Companies, Inc. (VKSC) today announced that it will hold a conference call at 4:30 p.m. Eastern Time Wednesday, November 16, 2005. The dial-in number is 888-343-7268. The replay number is 800-633-8284; passcode for the replay number is 21269175.

Viskase Companies, Inc. has its major interests in food packaging. Principal products manufactured are cellulosic and nylon casings used in the preparation and packaging of processed meat products.

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